    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 2003.
                          SECURITIES ACT FILE NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                         THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]

                        POST-EFFECTIVE AMENDMENT NO. [ ]

                          SMITH BARNEY INVESTMENT TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      125 BROAD STREET, NEW YORK, NY 10004
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 1-800-451-2010
                  (REGISTRANT'S AREA CODE AND TELEPHONE NUMBER)

                                  R. JAY GERKEN
                        SMITH BARNEY FUND MANAGEMENT LLC
                                 399 PARK AVENUE
                               NEW YORK, NY 10022
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH COPIES TO:

       BURTON M. LEIBERT, ESQ.                  CHRISTINA T. SYDOR, ESQ.
      WILLKIE FARR & GALLAGHER              SMITH BARNEY FUND MANAGEMENT LLC
         787 SEVENTH AVENUE               300 FIRST STAMFORD PLACE, 4TH FLOOR
       NEW YORK, NY 10019-6099                     STAMFORD, CT 06902

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective on March 7, 2003 pursuant to Rule 488 under the Securities Act of 1933, as amended.

                      TITLE OF SECURITIES BEING REGISTERED:
       Shares of Beneficial Interest ($0.001 par value) of the Registrant

                               -------------------

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).


================================================================================

                                     PART A
             INFORMATION REQUIRED IN THE PROSPECTUS/PROXY STATEMENT

                      SMITH BARNEY INVESTMENT FUNDS INC.
                      SMITH BARNEY PEACHTREE GROWTH FUND

                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                                                         , 2003

DEAR SHAREHOLDERS:

   You are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of Smith Barney Peachtree Growth Fund (the "Fund"), a series of Smith Barney Investment Funds Inc. ("Investment Funds"), would be transferred in a tax-free reorganization to Smith Barney Large Capitalization Growth Fund (the "Acquiring Fund"), a series of Smith Barney Investment Trust ("Investment Trust"), in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a holder of the corresponding class of shares of beneficial interest of the Acquiring Fund, which has similar investment objectives and policies to your Fund.

   AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can fax the signed proxy card (both front and back sides) to [(888) 796-9932]; vote by telephone by calling [(800) 597-7836] using the 14-digit control number located on your proxy card; or vote through the internet by going to www.[website].com using the 14-digit control number located on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone and/or telegraph. Voting by fax, telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded For more information, please call 1-800-451-2010.

   Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

                                          Respectfully,

                                          /s/ R. Jay Gerken
                                          ------------------------------------
                                          R. JAY GERKEN
                                          Chairman of the Board, President and
                                          Chief Executive Officer
                                          Smith Barney Investment Funds Inc.

   WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                      SMITH BARNEY INVESTMENT FUNDS INC.
                      SMITH BARNEY PEACHTREE GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Investment Funds Inc. ("Investment Funds"), on behalf of its series, Smith Barney Peachtree Growth Fund (the "Fund"), will be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, NY 10048 on
April 28, 2003, at   :00 a.m./p.m., Eastern time, for the following purpose:

      PROPOSAL 1: To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Fund in exchange for shares of the corresponding class of Smith Barney Large Capitalization Growth Fund (the "Acquiring Fund"), a series of Smith Barney Investment Trust ("Investment Trust"), and the assumption by the Acquiring Fund of all of the stated liabilities of the Fund, (ii) the distribution to shareholders of the Fund of such shares of the Acquiring Fund in liquidation of the Fund and the cancellation of the Fund's outstanding shares and (iii) the subsequent termination of the Fund as a series of Investment Funds.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Holders of record of shares of the Fund at the close of business on February 21, 2003 are entitled to vote at the Special Meeting and at any adjournments thereof.

   If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                          By Order of the Board of Directors

                                          /s/ Christina T. Sydor
                                          ---------------------------
                                          CHRISTINA T. SYDOR
                                          Secretary
          , 2003

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

      GENERAL........................................................  1

      PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.....  4

      SYNOPSIS.......................................................  4

      INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE
        ACQUIRED FUND................................................  6

      INVESTMENT MANAGEMENT FEES AND EXPENSES........................  8

      DISTRIBUTION OF SHARES AND OTHER SERVICES...................... 12

      PURCHASE, REDEMPTION AND EXCHANGE INFORMATION.................. 13

      DIVIDENDS AND OTHER DISTRIBUTIONS.............................. 13

      TAX CONSEQUENCES............................................... 13

      PRINCIPAL INVESTMENTS AND RISK FACTORS......................... 13

      THE PROPOSED TRANSACTION....................................... 18

      REASONS FOR THE PROPOSED TRANSACTION........................... 19

      DESCRIPTION OF THE SECURITIES TO BE ISSUED..................... 20

      FEDERAL INCOME TAX CONSEQUENCES................................ 22

      LIQUIDATION AND TERMINATION OF SERIES.......................... 23

      PORTFOLIO SECURITIES........................................... 23

      PORTFOLIO TURNOVER............................................. 24

      CAPITALIZATION AND PERFORMANCE................................. 24

      ADDITIONAL INFORMATION ABOUT THE FUNDS......................... 25

      ADDITIONAL INFORMATION......................................... 26

                             ADDITIONAL MATERIALS

   The following additional materials, which have been incorporated by
reference into the Statement of Additional Information dated       , 2003
relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

      1. The Statement of Additional Information for Smith Barney Large Capitalization Growth Fund, dated March 29, 2002.

      2. The Statement of Additional Information for Smith Barney Peachtree Growth Fund, dated April 30, 2002.

      3. Annual Report of Smith Barney Large Capitalization Growth Fund for the year ended November 30, 2002 and the Annual Report of Smith Barney Peachtree Growth Fund for the year ended December 31, 2002.

              QUESTIONS AND ANSWERS CONCERNING THE COMBINATION OF
               SMITH BARNEY PEACHTREE GROWTH FUND WITH AND INTO
                 SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND

   The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

   We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the combined enclosed Prospectus/Proxy Statement.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

   You will become a shareholder of Smith Barney Large Capitalization Growth Fund on or about May 2, 2003 (the "Closing Date") and will no longer be a shareholder of Smith Barney Peachtree Growth Fund, which will be terminated pursuant to the proposed reorganization. You will receive the corresponding class of shares of beneficial interest of Smith Barney Large Capitalization Growth Fund with a total net asset value equal to the total net asset value of your investment in Smith Barney Peachtree Growth Fund at the time of the closing of the reorganization.

   If the reorganization is approved and you do not wish to become a shareholder of Smith Barney Large Capitalization Growth Fund, you may redeem your shares prior to the Closing Date. Please note that any redemption will be subject to all applicable deferred sales charges and redemption fees and will result in a taxable event for federal income tax purposes.

WHAT ARE THE KEY REASONS FOR THIS FUND REORGANIZATION?

   The reorganization will allow shareholders of Smith Barney Peachtree Growth Fund to remain invested in a larger fund that concentrates its investments in large capitalization stocks but has better historical performance and a lower total expense ratio. The Funds have the same portfolio manager who employs substantially similar investment strategies in selecting each Fund's portfolio of securities. Mr. Alan Blake became the portfolio manger of the Acquired Fund in December 2002, and he has been the portfolio manager of the Acquiring Fund since its inception. Prospective savings to shareholders of Smith Barney Peachtree Growth Fund may be increased and there will likely be enhanced opportunities for realizing greater economies of scale as well as increased distribution capabilities as a result of the reorganization.

   As a shareholder of Smith Barney Large Capitalization Growth Fund, you will be able to exchange into the same class of other Smith Barney mutual funds, provided that the other Smith Barney Fund offers the relevant class of shares.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES?

   Yes. Smith Barney Peachtree Growth Fund seeks capital appreciation through a portfolio invested primarily in common stocks of companies with large market capitalizations. Smith Barney Large Capitalization Growth

Fund seeks long-term growth of capital through a portfolio of equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

   Each of Smith Barney Peachtree Growth Fund and Smith Barney Large Capitalization Growth Fund are "diversified" funds, and SBFM seeks to diversify the risk of each Fund's investments by holding securities issued by a reasonable number of companies. Nonetheless, the investment practices and limitation of each Fund (and related risk characteristics) are NOT identical. For additional information regarding the differences between the two Funds, please refer to the enclosed proxy statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

   THE PROPOSED FUND REORGANIZATION WILL NOT GENERALLY BE A TAXABLE
EVENT. Shareholders will not realize capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF SMITH BARNEY PEACHTREE GROWTH FUND?

   Yes. You will continue to enjoy substantially the same shareholder privileges, such as systematic investment, automatic cash withdrawal and dividend reinvestment as well as access to professional service representatives.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

   The Directors recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of Smith Barney Peachtree Growth Fund and its shareholders.

WHY IS MY VOTE IMPORTANT?

   Shareholders have a responsibility to vote on important matters affecting their Fund investments. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE -- AND ITS TIMELINESS -- ARE ALSO IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD TODAY!

   Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 5, 2003

                          PROSPECTUS/PROXY STATEMENT

                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                1-800-451-2010

                                       , 2003

                  RELATING TO THE ACQUISITION BY SMITH BARNEY
           LARGE CAPITALIZATION GROWTH FUND (THE "ACQUIRING FUND"),
        A SERIES OF SMITH BARNEY INVESTMENT TRUST ("INVESTMENT TRUST")
                               OF THE ASSETS OF
           SMITH BARNEY PEACHTREE GROWTH FUND (THE "ACQUIRED FUND"),
     A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. ("INVESTMENT FUNDS").

                                    GENERAL

   This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by Investment Trust, on behalf of the Acquiring Fund, in exchange solely for voting shares of the corresponding class of shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund (collectively, the "Reorganization"). Shares of beneficial interest of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the Acquired Fund would be terminated as a series of Investment Funds. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of beneficial interest of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated March 29, 2002, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

Acquiring Fund's annual report to shareholders for the fiscal year ended November 30, 2002, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the prospectus for the Acquired Fund, dated April 30, 2002 and the annual report to shareholders for the year ended December 31, 2002, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

   A Statement of Additional Information of the Acquired Fund and the Acquiring
Fund dated       , 2003 containing additional information about the
Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may also be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, Investment Funds. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, Investment Trust.

   The Acquiring Fund is a diversified series of Investment Trust, an open-end management investment company organized as a Massachusetts business trust. The Acquired Fund is a diversified series of Investment Funds, an open-end management investment company organized as a Maryland corporation. The investment objective of the Acquiring Fund is long-term growth of capital and the investment objective of the Acquired Fund is capital appreciation. The Acquiring Fund seeks to achieve its objective by investing primarily in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Acquired Fund seeks to achieve its objective by investing primarily in common stocks of companies with large market capitalizations. Both Funds emphasize individual security selection while diversifying across industries.

                               -----------------

   The Acquired Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds. " In addition, in this Prospectus/Proxy Statement, for simplicity, actions are described as being taken by a Fund, although all actions are actually taken by Investment Trust, on behalf of the Acquiring Fund, and by Investment Funds, on behalf of the Acquired Fund.

   This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about March 7, 2003 or as soon as practicable thereafter. Any shareholder of the Acquired Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Investment Funds at the address shown at the beginning of this Prospectus/Proxy Statement) or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Prospectus/Proxy Statement.

   The presence at any shareholders' meeting, in person or by proxy, of the holders of shares of the Acquired Fund holding a majority of the outstanding shares of the Acquired Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   The Proposal requires the affirmative vote of the holders of a majority of the aggregate number of the Fund's outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

   Holders of record of the shares of the Acquired Fund at the close of business on February 21, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of February 21 2003, there were shares of the Acquired Fund outstanding.

   To the best knowledge of Investment Trust, as of February 21, 2003, [except as set forth on Annex A, no person owned beneficially more than 5% of any class of the Acquiring Fund's outstanding shares]. To the best knowledge of Investment Funds, as of February 21, 2003, [except as set forth on Annex A, no person owned beneficially more than 5% of any class of the Acquired Fund's outstanding shares].

   As of         , 2003, less than 1% of the outstanding shares of each of the
Acquired Fund and the Acquiring Fund were owned directly or beneficially by the Directors of Investment Funds or the Trustees of Investment Trust, respectively.

          PROPOSAL:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

   The Board of Directors of Investment Funds, on behalf of the Acquired Fund, and the Board of Trustees of Investment Trust, on behalf of the Acquiring Fund, including all of the Directors/Trustees who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors" or "Non-Interested Board Members"), approved on January 30, 2003, an Agreement and Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund and assumption by the Acquiring Fund of all of the Acquired Fund's stated liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund's outstanding shares; and (c) the termination of the Acquired Fund as a series of Investment Funds (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the corresponding class of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of the corresponding class of shares of beneficial interest of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on May 2, 2003, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

   The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

   INTRODUCTION. Like the Acquired Fund, the Acquiring Fund is managed by Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). Both Funds are managed by the same portfolio manager. The auditors, custodian, co-distributors, transfer agent and sub-transfer agents of the Funds are identical. The Funds have different Boards of Directors/Trustees.

   If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the corresponding class of the Acquiring Fund. The Reorganization has been proposed because it will allow shareholders of the Acquired Fund to remain invested in a larger fund that concentrates its investments in large capitalization stocks but has better historical performance and a lower total expense ratio. The Acquired Fund's smaller size has resulted in higher total annual operating expenses for its shareholders. Although Mr. Alan Blake has only recently (since December 12, 2002) assumed responsibility for management of the Acquired Fund, the Funds now have the same portfolio manager who employs similar investment strategies in selecting each Fund's portfolio of securities. Mr. Blake has been a portfolio manager of the Acquiring Fund since its inception. Prospective savings to Acquired Fund shareholders may be increased and there will likely be enhanced opportunities for realizing greater economies of scale as well as increased distribution capabilities as a result of the Reorganization. The Reorganization is also prompted in part by a broader initiative by SBFM to eliminate duplication and possible confusion in its mutual fund product offerings.

   Shareholders of the Acquired Fund will continue to enjoy the same shareholder privileges, such as systematic investment, automatic cash withdrawal, automatic dividend reinvestment, and access to professional service representatives, upon becoming shareholders of the Acquiring Fund. Further, like the Acquired Fund, shareholders of the Acquiring Fund may exchange into the same class of any Smith Barney Fund (provided that the Smith Barney Fund offers the relevant class of shares). Each of the Acquired Fund and the Acquiring Fund generally pay dividends, if any, and make capital gain distributions once a year, typically in December. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

   PROPOSED TRANSACTION. The aggregate net asset value of each class of voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") issued in exchange for the assets and stated liabilities of the corresponding class of the Acquired Fund will be equal to the aggregate net asset value of that class of the Acquired Fund as of close of regular trading on the Closing Date. Immediately following the transfer of Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

   For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Directors of Investment Funds, on behalf of the Acquired Fund, including the Non-Interested Directors, has concluded the following:

    -- the Reorganization is in the best interests of the Acquired Fund and its shareholders; and
    -- the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

   ACCORDINGLY, THE DIRECTORS RECOMMEND APPROVAL OF THE PLAN. IF THE PLAN IS NOT APPROVED, THE ACQUIRED FUND WILL CONTINUE IN EXISTENCE UNLESS OTHER ACTION IS TAKEN BY THE DIRECTORS; SUCH OTHER ACTION MAY INCLUDE RESUBMITTING THE PLAN FOR SHAREHOLDER APPROVAL AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND.

   COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the Acquiring Fund is long-term growth of capital. The investment objective of the Fund is capital appreciation. The Acquiring Fund seeks to achieve its objective by investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. The Fund seeks to achieve its objective by investing primarily in common stocks of companies with large market capitalizations. The Funds may each invest in foreign securities (directly or in the form of depositary receipts representing an interest in those securities), but the Acquiring Fund may only invest 10% of its net assets, while the Acquired Fund may invest up to 35% of its assets, in such securities. Each Fund employs a style of stock selection which emphasizes diversifying each Fund's investments. Both Funds compare their performance against the S&P 500 Index. The Acquiring Fund's investment policies and restrictions are substantially similar to those of the Acquired Fund, except as described in this Prospectus/Proxy Statement.

   Each Fund has adopted substantially similar fundamental investment restrictions with respect to its "diversified" status; issuing senior securities; loans; borrowing; industry concentration; and purchasing or selling real estate, real estate mortgages, commodities or commodity contracts. However, as a fundamental policy, the

Acquiring Fund may not engage in the business of underwriting securities, while the Acquired Fund does not have this fundamental restriction. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders.

   Each Fund has also adopted substantially similar non-fundamental investment policies with respect to investments in oil or other mineral leases, purchasing securities on margin, and investing in any company for the purpose of exercising control of management. The Acquired Fund has adopted an additional non-fundamental restriction with respect to investing in illiquid and restricted securities in which it may invest up to 15% of its net assets. Each Fund may use derivative contracts, such as futures and options on securities, securities indices and currencies; options on these futures; forward currency contracts; and interest rate and currency swaps, (i) to hedge against the economic impact of adverse changes in the market value of portfolio securities,
(ii) as a substitute for buying or selling securities and (iii) to enhance return. Although the Acquired Fund may write or purchase puts, calls, straddles, spreads and any combination thereof up to 5% of its assets, the Acquiring Fund has no limit on such practices.

   Each Fund may also invest in convertible securities, warrants and rights relating to equity securities, commercial bank obligations, short-term instruments and repurchase agreements, each in accordance with the 1940 Act or other applicable limitations. Investors should refer to the respective prospectuses and statements of additional information of the Acquired Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

                       INVESTMENT OBJECTIVE AND POLICIES
                  OF THE ACQUIRING FUND AND THE ACQUIRED FUND

THE ACQUIRING FUND

   INVESTMENT OBJECTIVE.  The Acquiring Fund seeks long-term growth of capital.

   KEY INVESTMENTS. Under normal circumstances, the Acquiring Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Acquiring Fund has chosen not to invest in preferred stock, although it is not prohibited from doing so in the future.

   SELECTION PROCESS. The manager emphasizes individual security selection while diversifying the Acquiring Fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified. In selecting individual companies for investment, the manager looks for:

   .   Favorable earnings prospects

   .   Technological innovation

   .   Industry dominance

   .   Competitive products and services

   .   Global scope

   .   Long term operating history

   . Consistent and sustainable long-term growth in dividends and earnings per share

   .   Strong cash flow

   .   High return on equity

   .   Strong financial condition

   .   Experienced and effective management

   PRINCIPAL RISKS OF INVESTING IN THE ACQUIRING FUND. Investors could lose money on their investment in the Acquiring Fund, or the Acquiring Fund may not perform as well as other investments, if any of the following occurs:

   . U.S. stock markets decline or perform poorly relative to other types of investments

   . An adverse company specific event, such as unfavorable earnings report, negatively affects the stock price of a company in which the Acquiring Fund invests

   .   Large capitalization stocks fall out of favor with investors

   . The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect

   WHO MAY WANT TO INVEST. The Acquiring Fund may be an appropriate investment if you:

   . Are seeking to participate in the long-term growth potential of U.S. stock market

   . Are looking for an investment with potentially greater return but higher risk than fixed income investments

   .   Are willing to accept the risks of the stock market

THE ACQUIRED FUND

   INVESTMENT OBJECTIVE.  The Acquired Fund seeks capital appreciation.

   KEY INVESTMENTS. The Acquired Fund invests primarily in common stocks of companies with large market capitalizations. Large capitalization companies are those with total market capitalizations of $5 billion or more at the time of investment. Equity securities include U.S. exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

   SELECTION PROCESS. The manager emphasizes individual security selection while diversifying across industries and sectors. The manager attempts to identify established large capitalization companies with the highest growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified. In selecting individual companies for investment, the manager looks for:

   .   Above average potential for capital appreciation

   .   Strong, sustainable earnings growth

   .   Experienced and effective management

   .   Effective research, product development and marketing

   .   Competitive advantages

   PRINCIPAL RISKS OF INVESTING IN THE ACQUIRED FUND. Investors could lose money on their investment in the Acquired Fund, or the Acquired Fund may not perform as well as other investments, if:

   .   The stock market declines

   . Companies with medium and large market capitalizations fall out of favor with investors

   . Companies in which the Acquired Fund invests fail to meet earnings expectations, or other events depress their stock prices

   . The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

   WHO MAY WANT TO INVEST. The Acquired Fund may be an appropriate investment if you:

   . Are seeking to participate in the long-term capital appreciation potential of the stock market

   . Are planning for a long-term goal and are willing to accept periods of market volatility

   .   Are willing to accept the risks of investing in the stock market

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

   Investment Funds, on behalf of the Acquired Fund, and Investment Trust, on behalf of the Acquiring Fund, each retain SBFM, pursuant to separate contracts, to manage the daily investment and business affairs of the Acquired Fund and the Acquiring Fund, respectively, subject to the policies established by their respective governing boards. All expenses of the Funds, including the investment advisory fees, are paid by each Fund. Shareholders pay no direct charges or fees for investment services.

   The Funds investment manager is SBFM. SBFM's address is 399 Park Avenue, New York, New York 10004. SBFM and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services-asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading-and use diverse channels to make them available to consumer and corporate customers around the world.

   SBFM selects each Fund's investments and oversees its operations. Under an investment advisory agreement, the Acquiring Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.75% of the Acquiring Fund's average daily net assets. The total investment management fees paid by the Acquiring Fund for the fiscal year ended November 30, 2002 was $24,761,592. Under an investment advisory agreement, the Acquired Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 1.00% of the Acquired Fund's average daily net assets up to $250 million and 0.85% thereafter, of the Acquiring Fund's average daily net assets. The total investment management fees paid by the Acquired Fund for the fiscal year ended December 31, 2002 was $2,230,516.

   Alan Blake, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the Acquiring Fund's portfolio since its inception in 1997. From August 1997 to December 11, 2002, Denis A. Johnson was responsible for the management of the Acquired Fund. As of December 11, 2002, Mr. Blake became responsible for the day-to-day management of the Acquired Fund's portfolio. Under the management of Mr. Johnson, the Acquired Fund invested in common stocks of companies with medium and large market capitalizations, while under Mr. Blake the Acquired Fund invests primarily in common stocks of companies with large market capitalizations. Mr. Blake has more than 23 years of securities business experience. Mr. Blake's management discussion and analysis of the Acquiring Fund's performance during the fiscal year ended November 30, 2002 is included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended November 30, 2002.

   Each Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of their shares for the fiscal year ended November 30, 2002 (for the Acquiring Fund) and December 31, 2002 (for the Acquired Fund) are set forth below under "Annual Fund Operating Expenses." SBFM projects that if the proposed Reorganization is effected, the expense ratio for each class of the Acquiring Fund will be unchanged for the year ending November 30, 2003. The actual expense ratio for the Acquiring Fund for the year ending November 30, 2003 may be higher or lower than as set forth below, depending upon the Acquiring Fund's performance, general stock market and economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

   The actual expenses of the Acquiring Fund for the fiscal year ended November 30, 2002, of the Acquired Fund for the fiscal year ended December 31, 2002 and pro forma expenses following the proposed restructuring are outlined below. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.30% and 1.33% lower than those of the relevant class of the Acquired Fund even after taking into account the fee waivers and expense reimbursements by SBFM, which may be terminated or modified by SBFM at any time.

                        ANNUAL FUND OPERATING EXPENSES

LARGE CAPITALIZATION GROWTH FUND*                          CLASS A   CLASS B   CLASS L   CLASS Y
---------------------------------                         --------- --------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).................   5.00%     None      1.00%     None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at
     purchase or redemption).............................   None*     5.00%     1.00%     None
ANNUAL FUND OPERATING EXPENSES
   (expenses deducted from fund assets)..................
   Management fees.......................................   0.75%     0.75%     0.75%     0.75%
   Distribution and service (12b-1 fees).................   0.25%     1.00%     1.00%     None
   Other expenses........................................   0.16%     0.14%     0.16%     0.02%
                                                            ----      ----      ----      ----
       Total Annual Fund Operating Expenses..............   1.16%     1.89%     1.91%     0.77%
                                                            ====      ====      ====      ====

SMITH BARNEY PEACHTREE GROWTH FUND                         CLASS A   CLASS B   CLASS L   CLASS Y
----------------------------------                        --------- --------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).................   5.00%     None      1.00%     None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at
     purchase or redemption).............................   None*     5.00%     1.00%     None
ANNUAL FUND OPERATING EXPENSES
   (expenses deducted from fund assets)..................
   Management fees.......................................   0.99%     0.99%     0.99%     0.99%
   Distribution and service (12b-1 fees).................   0.25%     1.00%     1.00%     None
   Other expenses........................................   0.49%     0.56%     1.25%     0.08%
                                                            ----      ----      ----      ----
       Total Annual Fund Operating Expenses..............   1.73%     2.55%     3.24%     1.07%
                                                            ====      ====      ====      ====

                                                          PRO FORMA PRO FORMA PRO FORMA PRO FORMA
LARGE CAPITALIZATION GROWTH FUND (PRO FORMA)               CLASS A   CLASS B   CLASS L   CLASS Y
--------------------------------------------              --------- --------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).................   5.00%     None      1.00%     None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at
     purchase or redemption).............................   None*     5.00%     1.00%     None
ANNUAL FUND OPERATING EXPENSES
   (expenses deducted from fund assets)..................
   Management fees.......................................   0.75%     0.75%     0.75%     0.75%
   Distribution and service (12b-1 fees).................   0.25%     1.00%     1.00%     None
   Other expenses........................................   0.16%     0.14%     0.16%     0.02%
                                                            ----      ----      ----      ----
       Total Fund Operating Expenses.....................   1.16%     1.89%     1.91%     0.77%
                                                            ====      ====      ====      ====

--------
* You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

   EXAMPLE. This Example is intended to help you compare the cost of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and are for illustration only. The Example assumes you invest $10,000 in each Fund for the time periods indicated and that you reinvest all dividends and distributions. The Example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although actual fund expenses can vary from year to year end and your actual costs maybe higher or lower, based on these assumptions your costs would be:

 LARGE CAPITALIZATION GROWTH FUND              1 YEAR 3 YEARS 5 YEARS 10 YEARS*
 --------------------------------              ------ ------- ------- ---------
 An Investor would pay the following expenses
   on a $10,000 investment, assuming (1)
   5.00% annual return and (2) redemption at
   the end of each time period:...............
    Class A...................................  $612  $  850  $1,106   $1,839
    Class B...................................  $692  $  894  $1,121   $2,021
    Class L...................................  $392  $  694  $1,121   $2,310
    Class Y...................................  $ 79  $  246  $  428   $  954
 An investor would pay the following expenses
   on the same investment, assuming the same
   annual return and no redemption:...........
    Class A...................................  $612  $  850  $1,106   $1,839
    Class B...................................  $192  $  594  $1,021   $2,021
    Class L...................................  $292  $  694  $1,121   $2,310
    Class Y...................................  $ 79  $  246  $  428   $  954

 SMITH BARNEY PEACHTREE GROWTH FUND            1 YEAR 3 YEARS 5 YEARS 10 YEARS*
 ----------------------------------            ------ ------- ------- ---------
 An Investor would pay the following expenses
   on a $10,000 investment, assuming (1)
   5.00% annual return and (2) redemption at
   the end of each time period:...............
    Class A...................................  $667  $1,018  $1,392   $2,439
    Class B...................................  $758  $1,094  $1,455   $2,685
    Class L...................................  $524  $1,088  $1,776   $3,605
    Class Y...................................  $109  $  340  $  590   $1,306
 An investor would pay the following expenses
   on the same investment, assuming the same
   annual return and no redemption:...........
    Class A...................................  $667  $1,018  $1,392   $2,439
    Class B...................................  $258  $  794  $1,355   $2,685
    Class L...................................  $424  $1,088  $1,776   $3,605
    Class Y...................................  $109  $  340  $  590   $1,306


                                              PRO FORMA PRO FORMA PRO FORMA PRO FORMA
LARGE CAPITALIZATION GROWTH FUND (PRO FORMA)   1 YEAR    3 YEARS   5 YEARS  10 YEARS*
--------------------------------------------  --------- --------- --------- ---------
An Investor would pay the following expenses
  on a $10,000 investment, assuming (1)
  5.00% annual return and (2) redemption at
  the end of each time period:...............
   Class A...................................   $612      $850     $1,106    $1,839
   Class B...................................   $692      $894     $1,121    $2,021
   Class L...................................   $392      $694     $1,121    $2,310
   Class Y...................................   $ 79      $246     $  428    $  954
An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:...........
   Class A...................................   $612      $850     $1,106    $1,839
   Class B...................................   $192      $594     $1,021    $2,021
   Class L...................................   $292      $694     $1,121    $2,310
   Class Y...................................   $ 79      $246     $  428    $  954

--------
* Ten-year figures for Class B shares assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

   Examples should not be considered representations of past or future expenses. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

   Salomon Smith Barney and PFS Distributors Inc. ("PFS Distributors") distribute shares of each of the Funds. Salomon Smith Barney has entered into selling agreements with PFS Distributors (on behalf of PFS Investments, Inc.) and with one or more other service agents giving the service agents the rights to sell shares of the Funds. Each Fund has adopted a plan of distribution under Rule 12b-1 under the 1940 Act (the "12b-1 Plan").

   With respect to each Fund, Salomon Smith Barney or PFS Distributors, as applicable, is paid a service fee for Class A, Class B and Class L shares at the annual rate of 0.25% of the average daily net assets of the respective Class under the 12b-1 Plan. Salomon Smith Barney or PFS Distributors, as applicable, is also paid a distribution fee with respect to Class B and Class L shares of each Fund at the annual rate of 0.75% of the average daily net assets attributable to that Class. The fees are used by Salomon Smith Barney or PFS Distributors, as applicable, to pay its respective financial consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares, or are paid by Salomon Smith Barney to other service agents pursuant to selling agreements.

   Class Y shares of the Funds are not subject to any distribution or service fees. Class B shares of each Fund that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   Payments under the above 12b-1 Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Salomon Smith Barney or PFS Distributors and the payments may exceed those expenses actually incurred by the Funds.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

   The purchase, redemption and exchange procedures and privileges with respect to the Acquired Fund are substantially similar to those of the Acquiring Fund. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of a Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Each Fund generally pays dividends and makes capital gains distributions, if any, once a year, typically in December. Each Fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends of each Fund will be invested in additional shares of the same class of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

   If the Plan is approved by the Acquired Fund's shareholders, then as soon as practicable before the Closing Date, the Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

                               TAX CONSEQUENCES

   The Fund and the Acquiring Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the shareholders as a result of their exchange of shares pursuant to the Reorganization and no gain or loss will generally be recognized by the Fund as a result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

   GENERAL. As described above, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and policies and pursue their respective objectives in a similar manner. Accordingly, the Funds engage in investment practices and techniques that are substantially similar. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the prospectus and statement of additional information of the Acquiring Fund, dated March 29, 2002, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Acquired Fund and the

Acquiring Fund dated         , 2003 (relating to the proposed Reorganization)
which is incorporated herein by reference. Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

   Because of their substantially similar investment policies, the Funds are exposed to similar risks. The following summarizes those principal investment policies and related risk factors:

   COMMON STOCKS. Each Fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   FOREIGN SECURITIES. Each Fund may invest in securities of foreign issuers. The Acquired Fund may invest up to 35% of its assets in securities of foreign issuers, while the Acquiring Fund may invest up to 10% of its net assets in such securities. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends or interest payable on foreign securities, and in some cases capital gains, may be subject to foreign withholding or other foreign taxes. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than U.S. dollars. Certain of the foreign securities held by a Fund may not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   ADRS. Each Fund may purchase ADRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.

   PREFERRED STOCKS AND CONVERTIBLE SECURITIES. Unlike the Acquiring Fund, the Acquired Fund may invest in preferred stocks. Both Funds may invest in convertible debt securities. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

   WARRANTS. The Funds may purchase warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITS. The Acquired Fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Code. The Acquiring Fund is not prohibited from investing in REITs, although it has no current intention to do so.

   CORPORATE DEBT OBLIGATIONS. Each Fund may invest in corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

   U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. Government securities, including: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

   SHORT-TERM INVESTMENTS. In certain circumstances the Funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a Fund is investing in short-term investments as a temporary defensive posture, the applicable Fund's investment objective may not be achieved.

   REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Fund than would be available to a Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   REVERSE REPURCHASE AGREEMENTS. The Acquired Fund may invest in reverse repurchase agreements. The Acquired Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the Acquired Fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the Acquired Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Acquired Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Acquired Fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Acquired Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Acquired Fund's assets. The Acquired Fund's custodian bank will maintain a record for the Acquired Fund identifying liquid securities owned by the Acquired Fund having a value equal to or greater than such commitments. The Acquiring Fund is not prohibited from investing in reverse repurchase agreements, although it has no current intention to do so.

   SHORT SALES AGAINST THE BOX. The Acquired Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Acquired Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

   To secure its obligation to deliver the securities sold short, each Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short. The Acquiring Fund is not prohibited from making short sales, although it has no current intention to do so.

   DERIVATIVE CONTRACTS. Each Fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate and currency swaps for any of the following purposes:

   . To hedge against the economic impact of adverse changes in the market value of portfolio securities, because of changes in stock market prices

   .   As a substitute for buying or selling securities

   .   In the case of the Acquiring Fund, to enhance total return

   A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on a Fund's stock exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets. The Acquired Fund may invest up to 10% of its assets in derivative contracts.

   SPECIAL RISKS OF USING FUTURES CONTRACTS. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can only be approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Where a Fund enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Fund assets.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   DEFENSIVE INVESTING. Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal. A Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

                           THE PROPOSED TRANSACTION

   DESCRIPTION OF THE PLAN. As stated above, the Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional shares of beneficial interest of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Acquired Fund as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date. The Acquiring Fund will assume all of the stated liabilities of the Acquired Fund. In connection with the Closing, the Acquired Fund will distribute the shares of the corresponding class of shares of beneficial interests of the Acquiring Fund received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Investment Funds and its issued and outstanding shares cancelled.

   Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of beneficial interest of the corresponding class of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund as of the close of regular trading on the Closing Date. Each Acquired Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Acquired Fund's sub-transfer agent for such shareholder. Some of the outstanding shares of common stock of the Acquired Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquired Fund generally are not represented by physical certificates, and shares of the Acquiring Fund issued to Acquired Fund shareholders similarly will be in uncertificated form.

   Until the Closing, shareholders of the Acquired Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

   The obligations of Investment Funds, on behalf of the Acquired Fund, and Investment Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the State of Maryland and The Commonwealth of Massachusetts, as applicable, as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan), notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan.

   The Plan provides that the obligations of Investment Trust are not personally binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees, but binds only the property of the Acquiring Fund as provided in the First Amended and Restated Master Trust Agreement. Moreover, no series of Investment Trust other than the Acquiring Fund is responsible for the obligations of Investment Trust under the Plan, and all persons must look only to the assets of the Acquiring Fund to satisfy the obligations of Investment Trust under the Plan. The execution and the delivery of the Plan have been authorized by the Board of Trustees of Investment Trust, on behalf of the Acquiring Fund, and the Plan has been signed by authorized officers of Investment Trust acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

   SBFM or its affiliates will assume and pay all of the expenses that are solely and directly related to the Reorganization. Shareholders have no rights of appraisal.

                     REASONS FOR THE PROPOSED TRANSACTION

   Prior to a telephonic meeting of Investment Funds' Board of Directors held on January 30, 2003, the Directors, including all of the Non-Interested Directors, were presented with materials discussing the benefits which would accrue to the shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, the Board of Directors of Investment Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization.

   If the proposed transaction is approved, shareholders of the Acquired Fund may benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses". As set forth above, as of their most recent fiscal year end, each class of shares of the Acquired Fund has higher total annual operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the corresponding class of the Acquiring Fund with expenses that are currently between 0.30% and 1.33% lower than those of the relevant class of the Acquired Fund even after taking into account the fee waivers and expense reimbursements by SBFM, which may be terminated or modified by SBFM at any time. Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would be spread over a larger asset base.

   The Funds have the same portfolio manager, Alan Blake. Mr. Blake became the portfolio manager of the Acquired Fund in December 2002, and he has been a portfolio manger of the Acquiring Fund since its inception. When Mr. Blake was assigned the responsibility for managing the Acquired Fund, the Acquired Fund's principal investment strategy changed from investing primarily in common stocks of companies with medium and large market capitalizations to companies with large market capitalizations. This investment strategy is substantially similar to that of the Acquiring Fund. The Funds also use a substantially similar process in selecting securities.

   Due to a combination of factors, including the smaller size of the Acquired Fund, past and prospective sales of the Acquired Fund and current market conditions, the Directors and management of Investment Funds believe the Acquired Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with substantially similar investment objectives and policies and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Acquired Fund approve the Reorganization with the Acquiring Fund.

   The Board of Directors of Investment Funds, in recommending the proposed transaction, considered a number of factors, including the following:

    (1)the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of prospectuses, annual reports and other documents required for two Funds), and may, in the future, result in a lower expense ratio;

    (2)a larger asset base could provide portfolio management benefits, such as greater diversification and the ability to command more attention from brokers and underwriters;

    (3)the compatibility of the Acquiring Fund's investment objectives, policies and restrictions with those of the Acquired Fund;

    (4)the Funds have the same portfolio manager who employs substantially similar investment strategies in selecting each Fund's portfolio of securities.

    (5)the tax-free nature of the Reorganization;

    (6)the potential opportunity for higher income levels and higher annual return;

    (7)the lower total annual expense ratio of the Acquiring Fund; and

    (8)the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

   GENERAL. The Acquiring Fund is a diversified series of Investment Trust, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on October 17, 1991, and is registered with the SEC as an open-end management investment company. The Acquired Fund is a series of Investment Funds, a corporation incorporated under the laws of the State of Maryland on September 29, 1981, and is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of beneficial interests classified into five Classes: A, B, L, Y and Z. The Acquired Fund currently offers shares of common stock classified into four
Classes: A, B, L and Y. The Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the amount of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class;
(f) the exchange privilege of each Class; and (g) the conversion feature of the Class B Shares.

   Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) on matters on which they are entitled to vote.

   VOTING RIGHTS. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors or Trustees, as applicable, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director or Trustee, as applicable, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in the 1940 Act.

   BOARD. The By-Laws of Investment Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of Investment Funds may be removed with or without cause by the vote of at least a majority of the outstanding shares then entitled to be cast for the election of Directors. Vacancies on the Board of Investment Funds shall be filled by a vote of the majority of the Directors then in office even though that majority is less than a quorum, provided that no vacancy or vacancies shall be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the stockholders of the Fund. A majority of the entire Board in office at the time of increase may fill a vacancy which results from an increase in the number of Directors. In the event that at any time a vacancy exists in any office of a Director that may not be filled by the remaining Directors, a special meeting of the stockholders shall be held as promptly as possible and in any event within 60 (sixty) days, for the purpose of filling the vacancy or vacancies. Any Director elected or appointed to fill a vacancy shall hold office until a successor has been chosen and qualifies or until his earlier resignation or removal.

   The First Amended and Restated Master Trust Agreement of Investment Trust provides that the term of office of each Trustee shall be for the lifetime of Investment Trust and until its termination. Any Trustee of Investment Trust may be removed with or without cause at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal. Vacancies on the Board of Investment Trust may be filled by a majority of the remaining Trustees through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine, subject to the provisions of the 1940 Act.

   LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of the Acquired Fund or the Acquiring Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Directors/Trustees, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

   LIABILITY OF DIRECTORS/TRUSTEES. The Articles of Incorporation of Investment Funds provide that the Directors/Trustees and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer, except to the extent such exemption is not permitted by law. The First Amended and Restated

Master Trust Agreement of Investment Trust provides that a Trustee or officer of Investment Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. This instrument also provides that each Trustee and officer will be indemnified against all liabilities unless it is determined that he or she (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust or (ii) acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

   RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquired Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the Acquired Fund on file at its principal office. The First Amended and Restated Master Trust Agreement of Investment Trust provides that records of Investment Trust shall be open to inspection by Investment Trust's shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

   SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquired Fund do not have personal liability for corporate acts and obligations. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The First Amended and Restated Master Trust Agreement for Investment Trust, however, disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by that Fund or its Trustees. Moreover, the First Amended and Restated Master Trust Agreement provides for indemnification out of the Acquiring Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund. Thus, the risk of a shareholder of the Acquiring Fund incurring financial loss on account of shareholder liability is considered by SBFM to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Acquiring Fund itself is unable to meet its obligations.

   Shares of beneficial interest of the Acquiring Fund issued to the holders of shares of common stock in the Acquired Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

   The foregoing is only a summary of certain characteristics of the operations of Investment Funds and Investment Trust. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of trust documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

   The Reorganization is conditioned upon the receipt by Investment Funds, on behalf of the Acquired Fund, and by Investment Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

   While neither Investment Funds nor Investment Trust is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

                     LIQUIDATION AND TERMINATION OF SERIES

   If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Investment Funds, and the Acquired Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

   If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Acquired Fund), SBFM will determine the extent and duration to which the Acquired Fund's portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant rebalancing of the Acquired Fund's portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such rebalancing, the disposition of the Acquired Fund's portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                              PORTFOLIO TURNOVER

   The portfolio turnover rate for the Acquiring Fund (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for the fiscal year ended November 30, 2002 was 13%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended December 31, 2002 was 173%.

                        CAPITALIZATION AND PERFORMANCE

   PRO FORMA CAPITALIZATION (UNAUDITED). The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Acquired Fund as of December 31, 2002 as adjusted giving effect to the Reorganization discussed herein:

                                                        PRO FORMA   PRO FORMA
                          ACQUIRING FUND ACQUIRED FUND ADJUSTMENTS  COMBINED
                          -------------- ------------- ----------- ------------
                             (ACTUAL)      (ACTUAL)
CLASS A
Net Assets...............  $634,749,965  $ 45,584,735              $680,334,700
Net Asset Value..........
Per Share................         14.87          5.41                     14.87
Shares Outstanding.......    42,693,502     8,428,278   3,065,550    45,759,052
CLASS B
Net Assets...............   869,263,869    30,618,999               899,882,868
Net Asset Value Per Share         14.29          5.04                     14.29
Shares Outstanding.......    60,827,697     6,077,318   2,142,687    62,970,384
CLASS L
Net Assets...............   625,917,534        99,275               626,016,809
Net Asset Value Per Share         14.29          4.97                     14.29
Shares Outstanding.......    43,804,843        19,974       6,947    43,811,790
CLASS Y
Net Assets...............   453,161,526   104,880,818               558,042,344
Net Asset Value Per Share         15.16          5.60                     15.16
Shares Outstanding.......    29,889,380    18,741,326   6,918,260    36,807,640

   Performance information is shown separately for each class of each Fund. Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.

   The following table reflects the average annual total returns of each Fund for the 1, 5 and 10 year and since inception periods, as applicable, ended December 31, 2002:

                                                                                SINCE   INCEPTION
                                                             1 YEAR  5 YEARS  INCEPTION   DATE
                                                            ------   -------  --------- ---------
ACQUIRING FUND
Class A....................................................                              8/29/97
Return Before Taxes........................................ (29.29)%   2.80%     3.64%
Return After Taxes on Distributions........................ (29.29)%   2.71%     3.55%
Return After Taxes on Distributions and Sale of Fund Shares (17.98)%   2.27%     2.96%

OTHER CLASSES (RETURN BEFORE TAXES ONLY)
Class B.................................................... (29.84)%   2.91%     3.86%   8/29/97
Class L.................................................... (27.64)%   2.88%     3.67%   8/29/97
Class Y.................................................... (25.28)%   4.24%     3.87%  10/15/97

ACQUIRED FUND
Class A....................................................                               7/3/95
Return Before Taxes........................................ (36.95)% (10.18)%   (2.87)%
Return After Taxes on Distributions........................ (36.95)% (12.25)%   (5.74)%
Return After Taxes on Distributions and Sale of Fund Shares (22.69)%  (7.23)%   (2.24)%

OTHER CLASSES (RETURN BEFORE TAXES ONLY)
Class B.................................................... (37.41)% (10.09)%   (2.98)%   7/3/95
Class L.................................................... (35.93)% (10.46)%   (4.00)%   8/8/95
Class Y.................................................... (33.09)%  (8.73)%   (8.79)% 10/15/97

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   As noted above, additional information about Investment Funds, with respect to the Acquired Fund, and Investment Trust, with respect to the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

   Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Commission.

   Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or without charge, from the Commission at http://www.sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

   INTERESTS OF CERTAIN PERSONS. SBFM and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization.

   THE BOARD MEMBERS OF INVESTMENT FUNDS RECOMMEND THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

   GENERAL. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by SBFM or its affiliates. In addition to solicitation by mail, certain officers and representatives of Investment Funds, officers and employees of SBFM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, fax, telegram or personally.

   When the Acquired Fund records proxies by telephone, fax or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

   PROPOSALS OF SHAREHOLDERS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Investment Funds, c/o Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

   OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Investment Funds and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By order of the Board of Directors,

                                          /s/ Christina T. Sydor
                                          Christina T. Sydor
                                          Secretary

                               INDEX OF EXHIBITS


       [Annex A:     5% Shareholders]

       Exhibit A:    Form of Agreement and Plan of Reorganization

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of       , 2003, between Smith Barney Investment Funds ("Investment
Funds"), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney Peachtree Growth Fund (the "Acquired Fund"), and Smith Barney Investment Trust ("Investment Trust"), a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, the Smith Barney Large Capitalization Growth Fund (the "Acquiring Fund"), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC ("SBFM").

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of the corresponding class of beneficial interests ($0.001 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of common stock in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND STATED LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Investment Funds on behalf of the Acquired Fund agrees to transfer to Investment Trust on behalf of the Acquiring Fund all of the Acquired Fund's assets as set forth in section 1.2, and Investment Trust on behalf of the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the stated liabilities of the Acquired Fund, as set forth in section 1.2. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

   1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet.

   1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

   1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), Investment Funds will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of each class of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Investment Funds with respect to the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section
2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Investment Fund's charter will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

   1.6. Ownership of Acquiring Fund Shares will be shown on the books of Investment Trust with respect to the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

   1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

   1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.  VALUATION

   2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE") on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in Investment Trust's Agreement and Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

   2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share of each class computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

   2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of each class of the Acquired Fund determined in accordance with section 2.1 by the net asset value by class of an Acquiring Fund Share determined in accordance with section 2.2.

   2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.  CLOSING AND CLOSING DATE

   3.1. The Closing of the transactions contemplated by this Agreement shall be May 2, 2003, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of [4:00 P.M.], Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher or at such other place and time as the parties may agree.

   3.2. Investment Funds, on behalf of the Acquired Fund, shall deliver to Investment Trust, on behalf of the Acquiring Fund, on the Closing Date a schedule of assets.

   3.3. State Street Bank and Trust Company ("State Street"), as custodian for the Investment Funds, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for Acquired Fund to the Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

   3.4. Citicorp Trust Bank, fsb (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. Investment Trust, on behalf of the Acquiring Fund, shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

   3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors/Trustees of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

   4.1. Investment Funds, on behalf of the Acquired Fund, represents and warrants to Investment Trust, on behalf of the Acquiring Fund, as follows:

      (a) Investment Funds is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) Investment Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Investment Funds is not, and the execution, delivery and performance of this Agreement by Investment Funds will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2002, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Trust, on behalf of the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Directors of Investment Funds, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by Investment Funds, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Investment Trust, on behalf of the Acquiring Fund, for use therein.

   4.2. Investment Trust, on behalf of the Acquiring Fund, represents and warrants to Investment Funds, on behalf of the Acquired Fund, as follows:

      (a) Investment Trust is a voluntary association of the type commonly referred to as a business trust with transferable shares organized and validly existing under the laws of The Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) Investment Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) Investment Trust is not, and the execution, delivery and performance of this Agreement by Investment Trust will not result, in violation of Massachusetts law or of its Agreement and Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

      (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) Statement of Assets and Liabilities, including the Schedule of Investments as of November 30, 2002, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since November 30, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Investment Funds, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, recognizing that under Massachusetts law shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

      (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Investment Trust and this Agreement will constitute a valid and binding obligation of Investment Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by Investment Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Investment Funds, on behalf of the Acquired Fund, for use therein; and

      (q) Investment Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   5.1. Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

   5.2. Upon reasonable notice, Investment Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

   5.3. Investment Funds, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall
be scheduled for no later than           , 2003 (or such other date as the
Acquired Fund and the Acquiring Fund may agree to in writing).

   5.4. Investment Funds, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5. Investment Funds, on behalf of the Acquired Fund, covenants that it will assist Investment Trust in obtaining such information as Investment Trust reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide Investment Trust with a list of affiliates of the Acquired Fund.

   5.6. Subject to the provisions of this Agreement, Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

   5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. Investment Trust, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Investment Funds, on behalf of the Acquired Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

   5.8. Investment Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by Investment Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Investment Trust may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

   5.9. Investment Trust, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Investment Trust may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by Investment Funds, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Investment Funds may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the stated liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of Investment Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Investment Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of Investment Trust, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Directors/Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      6.2. Investment Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

      6.3. Investment Funds, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to Investment Funds, and dated as of the Closing Date, to the effect that:

          (a) Investment Trust is a voluntary association of the type commonly referred to as a Massachusetts business trust with transferable shares, validly existing under the laws of The Commonwealth of Massachusetts;

          (b) Investment Trust, with respect to the Acquiring Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Investment Trust's registration statement under the 1940 Act;

          (c) this Agreement has been duly authorized, executed and delivered by Investment Trust, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Investment Funds on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of Investment Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Agreement and Declaration of Trust, as amended, or By-Laws of Investment Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

          (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such opinion may state that it is solely for the benefit of Investment Funds, its Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Investment Funds, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Goodwin Procter LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Goodwin Procter LLP.

      6.4. Investment Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of Investment Trust, on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Investment Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      7.1. All representations and warranties of Investment Funds, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Directors/Trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      7.2. Investment Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of Investment Funds;

      7.3. Investment Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Investment Funds, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

      7.4. Investment Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to Investment Trust, and dated as of the Closing Date, to the effect that:

          (a) Investment Funds has been duly organized and is a validly existing corporation under the laws of the State of Maryland;

          (b) Investment Funds, with respect to the Acquired Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in Investment Funds' registration statement under the 1940 Act;

          (c) the Agreement has been duly authorized, executed and delivered by Investment Funds, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by Investment Trust on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of Investment Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Articles of Incorporation, as amended, or By-Laws of Investment Funds or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

          (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the State of Maryland for the transfer of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

          (f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

      Such opinion may state that it is solely for the benefit of the Investment Trust, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Investment Trust, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP.

      7.5. Investment Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of common stock in the Acquired Fund in accordance with the provisions of the Articles of Incorporation, as amended, and By-Laws of Investment Funds, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Investment Trust or Investment Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

      8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to Investment Funds and Investment Trust substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) except for assets which may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the stated liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the holders of shares of common stock in the Acquired Fund upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by the holders of shares of common stock in the Acquired Fund will be the same as the basis of the shares of common stock in the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by the holders of shares of common stock in the Acquired Fund will include the holding period during which the shares of common stock in the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of common stock in the Acquired Fund were held as capital assets in the hands of the holders of shares of common stock in the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of Investment Funds and Investment Trust. Notwithstanding anything herein to the contrary, neither Investment Funds nor Investment Trust may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

   9.1. Investment Trust, on the behalf of the Acquiring Fund, agrees to indemnify and hold harmless Investment Funds and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Investment Funds or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   9.2. Investment Funds, on behalf of the Acquired Fund, agrees to indemnify and hold harmless Investment Trust and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Investment Trust or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  FEES AND EXPENSES

   10.1. Each of Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Expenses of the Reorganization will be borne by SBFM or its affiliates. Any such expenses which are so borne by SBFM or its affiliates will be solely and directly related to the Reorganization.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

   The covenants to be performed after the Closing and the obligations of each of Investment Trust, on behalf of the Acquiring Fund, and Investment Funds, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.  TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or
(ii) by either party if the Closing shall not have occurred on or before , 2003, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Investment Funds and Investment Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section
5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Smith Barney Investment Funds Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Smith Barney Investment Trust, 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Investment Funds or Investment Trust shall have last designated by notice to the other party.

15.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. Investment Trust is organized as a Massachusetts business trust, and references in this Agreement to Investment Trust mean and refer to the Trustees from time to time serving under the Agreement and Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Investment Trust conducts its business. It is expressly agreed that the obligations of Investment Trust hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of Investment Trust personally, but bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of Investment Trust. Moreover, no series of Investment Trust other than the Acquiring Fund shall be responsible for the obligations of Investment Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of Investment Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Board of Trustees of Investment Trust, on behalf of the Acquiring Fund, and this Agreement has been signed by authorized officers of Investment Trust acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Agreement and Declaration of Trust of Investment Trust.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                    SMITH BARNEY INVESTMENT FUNDS INC.
                             on behalf of Smith Barney Peachtree
                             Growth Fund

                           By:  ----------------------------------
                                NAME:
                                TITLE:

Attest:                    SMITH BARNEY INVESTMENT TRUST
                             on behalf of Smith Barney Large
                                Capitalization
                             Growth Fund

                           By: ----------------------------------
                               NAME:
                               TITLE:

Attest:                    SMITH BARNEY FUND MANAGEMENT LLC

                           By: ----------------------------------
                               NAME:
                               TITLE:

                                     PART B
         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                  SUBJECT TO COMPLETION, DATED FEBRUARY 5, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                125 Broad Street
                            New York, New York 10004
                                 1-800-451-2010

                   RELATING TO THE ACQUISITION BY SMITH BARNEY
            LARGE CAPITALIZATION GROWTH FUND (THE "ACQUIRING FUND"),
         A SERIES OF SMITH BARNEY INVESTMENT TRUST ("INVESTMENT TRUST")

          OF THE ASSETS OF THE SMITH BARNEY PEACHTREE GROWTH FUND (THE
                                "ACQUIRED FUND"),
      A SERIES OF SMITH BARNEY INVESTMENT FUNDS INC. ("INVESTMENT FUNDS").

                               Dated: ______, 2003

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, a series of Investment Funds, to Investment Trust, on behalf of the Acquiring Fund, in exchange for shares of beneficial interest of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

     1. Statement of Additional Information for the Acquiring Fund, dated March 29, 2002.

     2. Statement of Additional Information for the Acquired Fund, dated April 30, 2002.

     3.   Annual Report of the Acquiring Fund for the year ended November 30,
          2002.

     4.   Annual Report of the Fund for the year ended December 31, 2002.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated ________, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

     The Annual Report of each of the Acquired Fund and the Acquiring Fund for the years ended December 31, 2002 and November 30, 2002, respectively, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call 1-800-451-2010.

                         PRO FORMA FINANCIAL STATEMENTS

     Because the net asset value of the Acquired Fund is less than 10% of the Acquiring Fund's net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

               THE ANNUAL REPORT AND THE PROSPECTUS AND STATEMENT
                 OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND
                   DATED NOVEMBER 30, 2002 AND MARCH 29, 2002,
                   RESPECTIVELY, ARE INCORPORATED BY REFERENCE
                       TO THE MOST RECENT FILINGS THEREOF
                        BY SMITH BARNEY INVESTMENT TRUST

           THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND
             ANNUAL REPORT OF THE ACQUIRED FUND DATED APRIL 30, 2002
              AND DECEMBER 31,2002, RESPECTIVELY, ARE INCORPORATED
                 BY REFERENCE TO THE MOST RECENT FILINGS THEREOF
                      BY SMITH BARNEY INVESTMENT FUNDS INC.

                                     PART C

                                OTHER INFORMATION



Item 15. Indemnification -- Reference is made to section 9 of the Agreement and Plan of Reorganization and to the Registrant's First Amended and Restated Master Trust Agreement, dated February 28, 1998. Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (Registrant's Adviser) and affiliated investment companies. The response to this item is further incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 21, 1991 (the Registration Statement).

ITEM 16.  EXHIBITS

     1(a) Registrant's Master Trust Agreement dated October 17, 1991 and
          Amendments to the Master Trust Agreement dated November 21, 1991 and July 30,1993, respectively, are incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed on January 28, 1994 (Post-Effective Amendment No. 4).

     1(b) Amendments to the Master Trust Agreement dated October 14, 1994 and
          November 7, 1994, respectively, are incorporated by reference to the Registration Statement filed on Form N-14 on January 6, 1995 (the N-14).

     1(c) Amendments to the Master Trust Agreement dated July 20, 1995 and
          August 10, 1995 are incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on August 29, 1995 (Post-Effective Amendment No. 9).

     1(d) Amended and Restated Master Trust Agreement dated February 28, 1998 is incorporated by reference to Post Effective Amendment No. 18 to the Registration Statement filed on March 30, 1998 (Post-Effective Amendment No. 18).

     1(e) Amendment No. 1 to the First Amended and Restated Master Trust
          Agreement dated June 1, 1998 is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement filed on June 26, 1998.

     1(f) Amendment No. 2 to the First Amended and Restated Master Trust
          Agreement dated October 16, 1998 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on November 12, 1998.

     1(g) Amendment No. 3 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on April 25, 2000 (Post-Effective Amendment No. 29).

     1(h) Amendment No. 4 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on August 16, 2000 (Post-Effective Amendment No. 30).

     1(i) Amendment No. 5 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

     1(j) Amendment No. 6 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 30.

     1(k) Amendment No. 7 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

     1(l) Amendment No. 8 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 40.

     1(m) Amendment No. 9 to the First Amended and Restated Master Trust
          Agreement dated February 28, 1998 is incorporated by reference to Post-Effective Amendment No. 41 filed on July 19, 2002 (Post-Effective Amendment No. 41).

     2 Restated By-Laws of the Registrant is incorporated by reference to the Registration Statement.

     3    Not applicable.

     4 Form of Plan of Reorganization is included in Part A to the Registration Statement on Form N-14.

     5(a) Registrant's form of stock certificate for Smith Barney S&P 500 Index
          Fund is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on December 29, 1997.

     5(b) Registrant's form of stock certificate for Smith Barney Large
          Capitalization Growth Fund is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on February 20, 1998 (Post-Effective Amendment No. 17).

     5(c) Registrant's form of stock certificate for Smith Barney Mid Cap Blend
          Fund is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement filed on January 28, 1999
          (Post-Effective Amendment No. 22).

     6(a) Investment Advisory Agreement between the Registrant and Greenwich
          Street Advisors dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on December 1, 1993 (Post-Effective Amendment No. 3).

     6(b) Transfer of Investment Advisory Agreement dated November 7, 1994 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund, Greenwich Street Advisors and Mutual Management Corp. is incorporated by reference to the N-14.

     6(c) Form of Transfer of Investment Advisory Agreement for Smith Barney
          Limited Maturity Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund and Smith Barney Limited Maturity Treasury Fund is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on January 27, 1995 (Post-Effective Amendment No. 6).

     6(d) Form of Investment Advisory Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and Travelers Investment Management Company dated December 11, 1997 is incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on December 12, 1997.

     6(e) Form of Investment Management Agreement between the Registrant on behalf of Smith Barney Large Capitalization Growth Fund and Mutual Management Corp.("MMC") (f/k/a Smith Barney Mutual Funds Management Inc.) is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on February 20,1998 (Post-Effective Amendment No. 17).

     6(f) Form of Investment Management Agreement between Smith Barney Mid Cap
          Blend Fund and MMC is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on February 20,1998 (Post-Effective Amendment No. 17).

     7(a) Distribution Agreement between the Registrant and Smith Barney
          Shearson Inc. dated July 30, 1993 is incorporated by reference to post-effective Amendment No. 3.

     7(b) Form of Distribution Agreement between the Registrant on behalf of Smith Barney S&P 500 Index Fund and PFS Distributors is incorporated by reference to Post-Effective Amendment No. 10.

     7(c) Distribution Agreement between the Registrant and CFBDS, Inc. dated
          October 8, 1998 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement Filed on November 12, 1998.

     7(d) Selling Group Agreement between CFBDS Inc. and Salomon Smith Barney is incorporated by reference to Post-Effective Amendment No. 24 to the

          Registration Statement filed on March 30, 1999 (Post-Effective Amendment No. 24).

     7(e) Form of Third Party Feeder Agreement between the Registrant, CFBDS
          Inc. and Barclays Global Fund Advisors on behalf of the Smith Barney U.S. 5000 Index Fund and EAFE Index Fund is incorporated by reference to Post-Effective Amendment No. 29.

     7(f) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30.

     7(g) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 30.

     7(h) Form of Third Party Feeder Agreement between the Registrant, Salomon
          Smith Barney Inc. and Master Investment Portfolio on behalf of the U.S. 5000 Index Fund and EAFE Index Fund is incorporated by reference to Post-Effective Amendment No. 30.

     8    Not applicable.

     9(a) Form of Custody Agreement with PNC Bank, National Association is incorporated by reference to the Post-Effective Amendment No. 9.

     9(b) Form of Custodian Agreement with Investors Bank & Trust Company is incorporated by reference to Post-Effective Amendment No. 29.

     9(c) Form of Master Custodian Agreement between the Registrant and State
          Street Bank and Trust Company, dated June 29, 2001, is incorporated by reference to Post-Effective Amendment No. 40.

    10(a) Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Smith Barney Inc. is incorporated by reference to the N-14.

    10(b) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Limited Maturity Municipals Fund and Smith Barney Intermediate Maturity New York Municipals Fund and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 6.

    10(c) Form of Shareholder Services and Distribution Plan pursuant to Rule
          12b-1 between the Registrant on behalf of Smith Barney S&P 500 Index Fund is incorporated by reference to Post Effective Amendment No. 15.

    10(d) Form of Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Fund and Smith Barney Large Capitalization Growth Fund is incorporated by reference to Post Effective Amendment No. 17 to the

          Registration Statement filed on February 20, 1998 (Post-Effective Amendment No. 17).

    10(e) Form of Amended and Restated Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of the Funds is incorporated by reference to Post-Effective Amendment No. 22.

    10(f) Form of Shareholder Services Plan pursuant to Rule 12b-1 between the
          Registrant on behalf of the U.S. 5000 Index Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 26.

    10(g) Form of Shareholder Services Plan pursuant to Rule 12b-1 between the
          Registrant on behalf of the EAFE Index Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 26.

    10(h) Form of Amended and Restated Shareholder Services and Distribution
          Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 30.

    10(i) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity California Municipals Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 41.

    10(j) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Intermediate Maturity New York Municipals Fund and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 42.

    10(k) Plan adopted pursuant to Rule 18f-3(d) of the Investment Company Act of 1940, as amended, is incorporated by reference to Post-Effective Amendment No. 10.

    10(l) Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 22.

    10(m) Amended Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 42.

    11 Opinion and consent of Counsel as to the legality of the securities being registered is filed herewith.

    12 Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus is filed herewith.

    13(a) Purchase Agreement between the Registrant and Shearson Lehman
          Brothers Inc. is incorporated by reference to the Pre-Effective Amendment No. 1.

    14    Auditors' Consent is filed herewith.

    15    Not applicable.

    16 Powers of Attorney are incorporated by reference to Post Effective Amendment No. 43 to the Registration Statement filed on November 22, 2002.

    17(a) Form of proxy card is filed herewith.

    17(b) Annual Report of Registrant, dated November 30, 2002, is incorporated herein by reference.

    17(c) Prospectus and statement of additional information of Registrant, dated March 29, 2002, are incorporated herein by reference.

    17(d) Code of Ethics is incorporated by reference to Post-Effective
          Amendment No. 27 to the Registration Statement filed on March 27,
          2000.

ITEM 17. UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statements and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York on the 5th day of February, 2003.

                                    SMITH BARNEY INVESTMENT TRUST



                                    By:  /s/R. Jay Gerken
                                         ---------------------------------------
                                         R. Jay Gerken, Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

     Signatures                             Title                     Date

/s/R. Jay Gerken                     Chairman of the Board,    February 5, 2003
---------------------------          Chief Executive Officer
R. Jay Gerken                        and President

/s/Richard Peteka                    Treasurer (Chief          February 5, 2003
---------------------------          Financial Accounting
Richard Peteka                       Officer)


/s/Herbert Barg*                     Trustee                   February 5, 2003
---------------------------
Herbert Barg


/s/Dwight B. Crane*                  Trustee                   February 5, 2003
---------------------------
Dwight B. Crane


/s/Burt N. Dorsett*                  Trustee                   February 5, 2003
---------------------------
Burt N. Dorsett

    Signatures                             Title                     Date

/s/Elliot S. Jaffe*                  Trustee                   February 5, 2003
---------------------------
Elliot S. Jaffe


/s/Stephen E. Kaufman*               Trustee                   February 5, 2003
---------------------------
Stephen E. Kaufman


/s/Joseph J. McCann*                 Trustee                   February 5, 2003
---------------------------
Joseph J. McCann


/s/Cornelius C. Rose, Jr. *          Trustee                   February 5, 2003
---------------------------
Cornelius C. Rose, Jr.

* Signed by R. Jay Gerkin, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 27, 2002.

   /s/ R. Jay Gerkin
   -------------------------------
   R. Jay Gerkin

EXHIBITS INDEX

(11) Opinion and consent of Counsel as to the legality of the securities being registered

(12) Form of Opinion of Counsel supporting tax matters and consequences to shareholders discussed in the prospectus

(14)    Auditor's Consent

(17)(a) Form of Proxy Card